INVESCO INTERNATIONAL GROWTH FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-6463
SERIES NO.:         1

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $28,925
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $   183
           Class C                                                                                    $   760
           Class R                                                                                    $   918
           Class Y                                                                                    $29,610
           Class R5                                                                                   $25,891
           Class R6                                                                                   $ 4,443
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.3627
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $0.1485
           Class C                                                                                    $0.1485
           Class R                                                                                    $0.2903
           Class Y                                                                                    $0.4434
           Class R5                                                                                   $0.4783
           Class R6                                                                                   $0.5030
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     80,616
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                      1,065
           Class C                                                                                      5,416
           Class R                                                                                      3,142
           Class Y                                                                                     72,461
           Class R5                                                                                    55,345
           Class R6                                                                                     9,624
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $ 34.56
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $ 31.93
           Class C                                                                                    $ 31.96
           Class R                                                                                    $ 34.19
           Class Y                                                                                    $ 34.65
           Class R5                                                                                   $ 35.06
           Class R6                                                                                   $ 35.04

INVESCO GLOBAL SMALL & MID CAP GROWTH FUND                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-6463
SERIES NO.:         3

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $ 4,340
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $    31
           Class C                                                                                    $    59
           Class Y                                                                                    $   107
           Class R5                                                                                   $   264
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.1754
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $0.0395
           Class C                                                                                    $0.0395
           Class Y                                                                                    $0.2264
           Class R5                                                                                   $0.2600
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     26,492
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                        733
           Class C                                                                                      1,641
           Class Y                                                                                        665
           Class R5                                                                                       601
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $ 21.43
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $ 18.38
           Class C                                                                                    $ 18.39
           Class Y                                                                                    $ 21.48
           Class R5                                                                                   $ 21.35

INVESCO GLOBAL GROWTH FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-6463
SERIES NO.:         5

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $ 2,140
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $     5
           Class C                                                                                    $    16
           Class Y                                                                                    $    30
           Class R5                                                                                   $    10
           Class R6                                                                                   $     0
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.1999
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $0.0176
           Class C                                                                                    $0.0176
           Class Y                                                                                    $0.2799
           Class R5                                                                                   $0.3443
           Class R6                                                                                   $0.3445
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     10,446
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                        239
           Class C                                                                                        924
           Class Y                                                                                        114
           Class R5                                                                                        37
           Class R6                                                                                         1
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $ 30.57
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $ 28.55
           Class C                                                                                    $ 28.55
           Class Y                                                                                    $ 30.62
           Class R5                                                                                   $ 30.45
           Class R6                                                                                   $ 30.44

INVESCO ASIA PACIFIC GROWTH FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-6463
SERIES NO.:         9

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $ 4,577
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $    30
           Class C                                                                                    $   134
           Class Y                                                                                    $ 1,265
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.2769
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $0.0435
           Class C                                                                                    $0.0435
           Class Y                                                                                    $0.3556
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     16,742
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                        573
           Class C                                                                                      3,096
           Class Y                                                                                      5,665
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $ 31.13
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $ 29.12
           Class C                                                                                    $ 28.94
           Class Y                                                                                    $ 31.20

INVESCO EUROPEAN GROWTH FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-6463
SERIES NO.:         10

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $ 5,989
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $    83
           Class C                                                                                    $   439
           Class R                                                                                    $   162
           Class Y                                                                                    $ 9,199
           Investor Class                                                                             $ 2,331
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.4556
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $0.2504
           Class C                                                                                    $0.2504
           Class R                                                                                    $0.3849
           Class Y                                                                                    $0.5345
           Investor Class                                                                             $0.4586
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     15,747
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                        303
           Class C                                                                                      2,547
           Class R                                                                                        467
           Class Y                                                                                     24,685
           Investor Class                                                                               5,130
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $ 40.61
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $ 38.05
           Class C                                                                                    $ 38.09
           Class R                                                                                    $ 40.47
           Class Y                                                                                    $ 40.69
           Investor Class                                                                             $ 40.51

INVESCO INTERNATIONAL CORE EQUITY FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-6463
SERIES NO.:         11

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $   700
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $    22
           Class C                                                                                    $   119
           Class R                                                                                    $    29
           Class Y                                                                                    $    26
           Investor Class                                                                             $   235
           Class R5                                                                                   $    68
           Class R6                                                                                   $ 1,303
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.1896
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $0.1073
           Class C                                                                                    $0.1073
           Class R                                                                                    $0.1623
           Class Y                                                                                    $0.2175
           Investor Class                                                                             $0.1896
           Class R5                                                                                   $0.2582
           Class R6                                                                                   $0.2597
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                      3,668
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                        175
           Class C                                                                                      1,055
           Class R                                                                                        175
           Class Y                                                                                        160
           Investor Class                                                                               1,143
           Class R5                                                                                       241
           Class R6                                                                                     5,010
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $ 11.72
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $ 11.78
           Class C                                                                                    $ 11.47
           Class R                                                                                    $ 11.76
           Class Y                                                                                    $ 11.91
           Investor Class                                                                             $ 11.91
           Class R5                                                                                   $ 11.68
           Class R6                                                                                   $ 11.68

INVESCO GLOBAL OPPORTUNITIES FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-6463
SERIES NO.:         12

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $    52
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class C                                                                                    $     7
           Class R                                                                                    $     0
           Class Y                                                                                    $    27
           Class R5                                                                                   $     0
           Class R6                                                                                   $     0
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.0597
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class C                                                                                    $0.0439
           Class R                                                                                    $0.0544
           Class Y                                                                                    $0.0724
           Class R5                                                                                   $0.0724
           Class R6                                                                                   $0.0724
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                        969
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                                                                        236
           Class R                                                                                          9
           Class Y                                                                                        406
           Class R5                                                                                         1
           Class R6                                                                                         1
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $ 15.23
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                                                                                    $ 15.04
           Class R                                                                                    $ 15.17
           Class Y                                                                                    $ 15.28
           Class R5                                                                                   $ 15.28
           Class R6                                                                                   $ 15.28

INVESCO SELECT OPPORTUNITIES FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-6463
SERIES NO.:         13

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $    27
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class C                                                                                    $     2
           Class R                                                                                    $     1
           Class Y                                                                                    $    24
           Class R5                                                                                   $     0
           Class R6                                                                                   $     0
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.0678
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class C                                                                                    $0.0425
           Class R                                                                                    $0.0590
           Class Y                                                                                    $0.0837
           Class R5                                                                                   $0.0837
           Class R6                                                                                   $0.0837
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                        954
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                                                                        234
           Class R                                                                                          9
           Class Y                                                                                        411
           Class R5                                                                                         4
           Class R6                                                                                         1
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $ 14.99
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                                                                                    $ 14.84
           Class R                                                                                    $ 14.94
           Class Y                                                                                    $ 15.04
           Class R5                                                                                   $ 15.04
           Class R6                                                                                   $ 15.03